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                                                                   EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80919) of Forcenergy Inc of our report dated March 21, 1999 relating to the financial statements, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP



Miami, Florida
June 16, 1999